UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008 (September 22, 2008)

GLOBAL CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-30303	84-1255846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 S. Parker Rd #201 Denver, CO	80023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 369-5562

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

The Company filed a Form 8-K on September 22, 2008 (the “Form 8-K) with an incorrect phone number listed for the Company’s principal executive offices. This Form 8-K/A is being filed to amend the Form 8-K to list the Company’s current phone number as 303-369-5562. No other changes to the Form 8-K have been made.

Item 7.01 Regulation FD Disclosure.

On September 22, 2008 Global Clean Energy (the “Company”) issued a press release entitled “Global Clean Energy Inc. Receives Trading Symbol GCEI.OB.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K/A is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  The information in this Item 7.01 of this Form 8-K/A also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document
99.1	September 22, 2008 Press Release entitled “Global Clean Energy Inc. Receives Trading Symbol GCEI.OB.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY, INC.
	Signature:	/s/ Kenneth Adessky
Name: Kenneth Adessky Title: Chief Financial Officer
Dated: September 22, 2008

EXHIBIT INDEX

Exhibit Number	Document
99.1	September 22, 2008 Press Release entitled “Global Clean Energy Inc. Receives Trading Symbol GCEI.OB.”